                                                                   Exhibit 10.12

                              AMENDMENT NUMBER TWO
                                     to the
               AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
                         Dated as of November 25, 2003,
                                      among
                         OPTION ONE OWNER TRUST 2001-2,
                     OPTION ONE LOAN WAREHOUSE CORPORATION,
                         OPTION ONE MORTGAGE CORPORATION
                                       and
                              WELLS FARGO BANK N.A.

          This AMENDMENT NUMBER TWO (this "Amendment") is made and is effective as of this 17th day of December, 2004, among Option One Owner Trust 2001-2 (the "Issuer"), Option One Loan Warehouse Corporation (the "Depositor"), Option One Mortgage Corporation (the "Loan Originator" and the "Servicer") and Wells Fargo Bank N.A., as Indenture Trustee (the "Indenture Trustee"), to the Amended and Restated Sale and Servicing Agreement, dated as of November 25, 2003 (as amended, the "Sale and Servicing Agreement"), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee, as otherwise amended.

                                    RECITALS

          WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement subject to the terms and conditions of this Amendment.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.

          SECTION 2. Amendments. Effective as of December 17, 2004 the following amendments shall be in full force and effect.

     (i) Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting in its entirety clause (a) in the definition of "Financial Covenants" and replacing such definition with the following:

               (a) Option One must maintain a minimum "Tangible Net Worth" (defined and determined in accordance with GAAP and exclusive of (i) any loans outstanding to any officer or director of Option One or its Affiliates (ii) any intangibles (other than originated or purchased servicing rights) and (iii) any receivables from H&R Block) of $425 million as of any day;

     (ii) Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:

               (b) Option One must maintain a ratio of 1.0 or greater at any time pursuant to the Capital Adequacy Test, attached as Exhibit H hereto.

     (iii) Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting the number "100%" in clause (c) of the definition of "Financial Covenants", of the third line thereof and replacing it with "91%".

     (iv) Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting the number "80%" in clause (c) of the definition of "Financial Covenants", of the third line thereof and replacing it with "90%".

     (v) Section 1.01 of the Sale and Servicing Agreement is hereby amended by adding the following after clause (d) of the definition of "Financial Covenants":

               (e) Option One must maintain a minimum "Net Income" (defined and determined in accordance with GAAP) of at least $1 based on the total of the current quarter combined with the previous three quarters.

     (vi) Schedule One to this Amendment shall be attached as Exhibit H of the Sale and Servicing Agreement.

          SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and
(b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.

          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.

          SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

          SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2001-2

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            owner trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        OPTION ONE LOAN WAREHOUSE CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        OPTION ONE MORTGAGE CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Vice President


                                        WELLS FARGO BANK N.A., as Indenture
                                        Trustee


                                        By: /s/ Reid Denny
                                            ------------------------------------
                                        Name: Reid Denny
                                        Title: Vice President

          [Signature Page to Amendment Two to the Amended and Restated
                          Sale and Servicing Agreement]


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

                                  SCHEDULE ONE

                              CAPITAL ADEQUACY TEST

        *For each field multiply the HRB% by the Balance Sheet Amount for
                                Required Capital

                                          HRB TEST   BALANCE SHEET   REQUIRED CAPITAL
                                          --------   -------------   ----------------
Unrestricted Cash and Equivalents             0%
Restricted Cash                               0%
Loans Held for Sale                           9%
Servicing Advances                           10%
Beneficial Interests in trusts               10%
Subprime Mortgage NIM Residual Interest      60%
Real Estate Held for Sale                    10%
Furniture and Equipment                       0%
Mortgage Servicing Rights                    25%
Prepaid Expenses and Other Assets            10%
Accrued interest receivable                  10%
Receivable from H&R Block                     0%
Intangibles and goodwill                    100%
Deferred Tax Assets                          10%
Derivative Assets                            10%
   TOTAL REQUIRED CAPITAL

Total Owners Equity on Balance Sheet Date
Less: Receivables from H&R Block

Adjusted Net Worth

Adjusted Net Worth divided by Required Capital = Ratio for Capital Adequacy Test


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